SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2007 (April 26, 2007)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other	(Commission File No.)	(I.R.S. Employer ID No.)
jurisdiction
of incorporation)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Total number of pages in this report is 3.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Having reached the retirement age for non-employee directors, Harold T. McCormick retired from the Board of Directors at the Annual Meeting of Shareholders on April 26, 2007.

(e)	The Torchmark Corporation 2007 Long-Term Compensation Plan (the Plan) was approved by Torchmark’s shareholders at their annual meeting held April 26, 2007. The Plan, which will be administered by the Compensation Committee (the Committee) of the Board of Directors (the Board), permits the grant of incentive awards to employees, officers, non-employee directors and consultants of the Company and its affiliates as selected by the Committee, or, in certain instances, the Board. Incentive awards may include stock options, stock appreciation rights (SARs), restricted stock, restricted or deferred stock units, performance awards (payable in cash or stock), dividend equivalents, other stock-based awards (including unrestricted stock grants) and performance-based cash awards. The total number of common shares which may be issued pursuant to the Plan is 3,250,000 with not more than 250,000 of such shares which may be granted as full value awards (any stock-settled award other than in the form of an option or SAR). The Committee or the Board (if it is making the awards) fixes the recipients of awards, award types and the number, terms and conditions thereof. Stock options and SARs must have an exercise price equal to the fair market value (NYSE market closing price) of Torchmark common stock on the grant date and cannot have a term in excess of seven years. Full-value awards must be subject to a minimum vesting period of three years or be granted in exchange for foregone cash compensation.

On April 26, 2007, after approval of the Plan by the shareholders, based upon a recommendation from the Committee, the non-employee directors comprising the Board (with Mark McAndrew abstaining) approved the award to Company Chairman and Chief Executive Officer Mark S. McAndrew of 10,000 shares of restricted stock and non-qualified stock options on 104,000 shares with an exercise price of $68.18 per share, the NYSE market closing price on April 26, 2007.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1	Torchmark Corporation 2007 Long-Term Compensation Plan
99.2	Form of Stock Option Award Agreement under Torchmark Corporation 2007 Long-Term Compensation Plan
99.3	Form of Restricted Stock Award under Torchmark Corporation 2007 Long-Term Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: May 2, 2007	/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Secretary